COHEN & STEERS SPECIAL EQUITY FUND, INC.

                         Supplement to the Prospectus


The information below replaces the information on pages 7 - 8 of the Fund's Prospectus in the section "MANAGEMENT OF THE FUND":

THE INVESTMENT ADVISER

Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board of Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments in REITs. Its current clients include pension plans, endowment funds and mutual funds, including Cohen & Steers Realty Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Institutional Realty Shares, Inc., which are open-end investment companies. All of Cohen & Steers' client accounts are invested principally in real estate securities.

Under its Investment Advisory Agreement with the Fund, the investment adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors of the Fund. The investment adviser performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. These officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the investment adviser.

The investment adviser also selects brokers and dealers to execute the Fund's portfolio transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the investment adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions on behalf of the Fund.

For its services under the Investment Advisory Agreement, the Fund pays the investment adviser a monthly management fee at the annual rate of 0.90% of the average daily net asset value of the Fund. This fee is higher than that incurred by most other investment companies. In addition to this investment advisory fee, the Fund pays other operating expenses, such as administrative, transfer agency, custodial, legal and accounting fees.

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The following information supplements the information on pages 9 - 12 under
"HOW TO PURCHASE AND SELL FUND SHARES":

EXCHANGE PRIVILEGE

The Fund may charge you a fee if you exchange shares that you have held for less than one year. See the section of the Prospectus entitled "Payment of Redemption Proceeds."

HOW TO SELL FUND SHARES

Other Redemption Information

Payment of Redemption Proceeds. The Fund will charge you a fee of 2% of your redemption amount if you sell your shares within one year of the time you purchased them. Since the Fund is designed to be a long-term investment, this fee is intended to compensate the Fund for the costs that short-term investors impose. The Fund also will charge you this fee if you redeem your shares through an exchange. The Fund will not charge you this fee on shares that you acquire by reinvesting your dividends or distributions. When you sell any shares, you will sell first those shares you hold longer than one year and shares you acquire by reinvesting your dividends or distributions.


May 1, 2000























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